SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12.
SINA Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SINA Corporation
Room 1802
United Plaza, No. 1468
Nanjing West Road
Shanghai 200040
China
May 12, 2006
To Our Shareholders:
     I am pleased to announce that the Board of Directors of SINA Corporation (the “Company”) has expanded its Board of Directors to ten members and has nominated Charles Chao for election as a Class I director of the Company at the 2006 Annual General Meeting of Shareholders (the “Annual General Meeting”).
     As the Company previously announced, effective as of May 8, 2006, Yan Wang resigned as the Chief Executive Officer of the Company, but is continuing to serve on the Board of Directors in a new capacity as Vice Chairman. Effective as of Mr. Wang’s resignation as Chief Executive Officer, the Board of Directors increased the size of the Board of Directors to ten members, appointed Charles Chao, formerly President and Chief Financial Officer, as the new Chief Executive Officer of the Company and elected Charles Chao to the Board of Directors. Mr. Chao has remained as the President of the Company. Effective as of May 8, 2006, Herman Yu, formerly the Company’s Vice President & Corporate Controller, was appointed to the position of Acting Chief Financial Officer. The Board of Directors has formed a committee to search for a new Chief Financial Officer.
     We have provided to the shareholders a Proxy Statement dated May 5, 2006 (the “Proxy Statement”). As a result of the above changes to management and the Board of Directors and as a result of the nomination of Charles Chao for election as a Class I director of the Company at the Annual General Meeting, we are providing additional information to the shareholders for the Annual General Meeting in the attached Proxy Statement Supplement (the “Supplement”). The nomination of Charles Chao as a Class I director of the Company affects Proposal No. 1 Election of Directors to be voted on at the Annual General Meeting as described in the Proxy Statement. Proposal No. 1 set forth in the attached Supplement hereby replaces in its entirety Proposal No. 1 set forth in the Proxy Statement. As set forth in Proposal No. 1, Yan Wang shall remain a nominee for election as a Class I director at the Annual General Meeting.
     The mailing of the Proxy Statement and the 2005 Annual Report to a number of shareholders has been delayed so that we can include this Supplement and a revised proxy card (“Revised Proxy Card”).
     The Revised Proxy Card will enable shareholders to vote on all of the directors who have been nominated for election at the Annual General Meeting and to vote on the other proposals at the Annual General Meeting. PLEASE DISCARD ANY PROXY CARD THAT YOU HAVE RECEIVED PREVIOUSLY. PLEASE SIGN AND RETURN THE ENCLOSED REVISED PROXY CARD. IF YOU SIGN AND RETURN THE REVISED PROXY CARD, IT WILL REVOKE AND REPLACE ANY PREVIOUS PROXY WHICH YOU HAVE SUBMITTED. ANY PREVIOUS PROXY CARD WHICH YOU RETURN (OTHER THAN THE REVISED PROXY CARD) WILL NOT BE IN EFFECT, WILL NOT BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL NOT BE VOTED AT THE ANNUAL GENERAL MEETING.
     The time and place of the Annual General Meeting have not changed. The Annual General Meeting will be held on Friday, June 23, 2006 at 10:30 a.m. local time, at the Grand Hyatt Hong Kong, 1 Harbour Road, Wanchai, Hong Kong.
     The attached Supplement and Amended Notice of Annual General Meeting of Shareholders should be read in conjunction with the Company’s Proxy Statement (except that Proposal No. 1 in the Supplement replaces in its entirety Proposal No. 1 in the Proxy Statement).
     If you are a record holder of the Company’s ordinary shares at the close of business on April 27, 2006, you are eligible to vote, either personally at the Annual General Meeting or by proxy. Whether or not you expect to attend the Annual General Meeting in person, please mark, date, sign and return the accompanying Revised Proxy Card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual General Meeting. If you send in your Revised Proxy Card and then decide to attend the Annual General Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. We look forward to seeing you at the Annual General Meeting.

Sincerely,

Charles Chao
President, Chief Executive Officer and Secretary

Amended Notice of Annual General Meeting of Shareholders
PROPOSAL NO. 1 ELECTION OF DIRECTORS
ADDITIONAL INFORMATION REGARDING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
ORDINARY SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SINA Corporation
Amended Notice of Annual General Meeting of Shareholders
To Be Held June 23, 2006
     On Friday, June 23, 2006, SINA Corporation, a Cayman Islands company (the “Company”), will hold its Annual General Meeting of Shareholders at the Grand Hyatt Hong Kong, 1 Harbour Road, Wanchai, Hong Kong. The meeting will begin at 10:30 a.m. local time.
     Only shareholders registered in the register of members at the close of business on April 27, 2006 can vote at this meeting or any adjournment that may take place. At the meeting ordinary resolutions will be proposed as follows:

•	The election of five Directors, including Charles Chao.

•	The ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as our independent auditors for the current fiscal year.

•	In addition, the Meeting will transact any other business properly brought before the Meeting.
     You can find more information about each of these items, including the nominees for directors, in the Proxy Statement and the attached Proxy Statement Supplement (the “Supplement”).
     Our Board of Directors recommends that you vote in favor of all of the proposals outlined in the Proxy Statement and the attached Supplement.
     The Proxy Statement and the Supplement that accompanies this Amended Notice of Annual General Meeting of Shareholders contain additional information regarding the proposals to be considered at the Annual General Meeting. Shareholders are encouraged to read them in their entirety.
     Please sign and return the accompanying revised proxy card (“Revised Proxy Card”). If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy which you have submitted. Any previous proxy card which you return (other than the Revised Proxy Card) will not be in effect, will not be counted for the purpose of quorum and will not be voted at the Annual General Meeting.
     We cordially invite all shareholders to attend the Annual General Meeting in person. However, a member entitled to attend and vote is entitled to appoint a proxy to attend and, on a poll, vote instead of him and that proxy need not be a member of the Company. Whether or not you expect to attend the Annual General Meeting in person, please mark, date, sign and return the Revised Proxy Card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual General Meeting. If you send in your Revised Proxy Card and then decide to attend the Annual General Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. This proxy is to be delivered to SINA Corporation, Room 1802, United Plaza, No. 1468, Nanjing West Road, Shanghai 200040, China prior to the meeting.
     At the meeting, we will also report on our business results and other matters of interest to shareholders.

By Order of the Board of Directors,

Charles Chao
President, Chief Executive Officer and Secretary
Shanghai, China
May 12, 2006
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING REVISED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR REVISED PROXY CARD.

SINA Corporation
Room 1802
United Plaza, No. 1468
Nanjing West Road
Shanghai 200040
China
PROXY STATEMENT SUPPLEMENT
for the
2006 Annual General Meeting of Shareholders
June 23, 2006
General Information
      This Proxy Statement Supplement (the “Supplement”) is furnished in connection with the solicitation of proxies by our Board of Directors for the 2006 Annual General Meeting of Shareholders. This Supplement is furnished to replace the information under the heading “Proposal No. 1 Election of Directors” from pages 5 to 7 of the Proxy Statement dated May 5, 2006 (the “Proxy Statement”) for the purpose of including Charles Chao as an additional nominee for election as a Class I director and to provide additional relevant information. This Supplement should be read in conjunction with the Proxy Statement. Together, the Supplement and the Proxy Statement contain information regarding the proposals to be considered at the Annual General Meeting. Please read them carefully and in their entirety.
      The Board set April 27, 2006 as the record date for the meeting. Shareholders of record who are registered in the register of members on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. 53,527,580 ordinary shares were outstanding on the record date.
      The mailing of the Proxy Statement and the 2005 Annual Report to a number of shareholders has been delayed so that we can include this Supplement and the accompanying revised proxy card (“Revised Proxy Card”). The Amended Notice of Annual General Meeting of Shareholders, this Supplement and the Revised Proxy Card will be mailed to shareholders on or about May 19, 2006.
      In this Supplement:

•	“We,” “us,” “our,” “SINA” and the “Company” refer to SINA Corporation

•	“Annual General Meeting” or “Meeting” means our 2006 Annual General Meeting of Shareholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission
This Supplement does not provide all of the information about the Company that is important to your decisions in voting at the Annual General Meeting. Additional information is contained in the Proxy Statement. This Supplement is intended to be read in conjunction with the Proxy Statement. Please read them carefully and in their entirety.
Proposals to be Voted on at this Year’s Annual General Meeting
      At the Meeting, ordinary resolutions will be proposed as follows:

•	The election of five Directors, including Charles Chao.

•	The ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as our independent auditors for the current fiscal year.

•	In addition, the Meeting will transact any other business properly brought before the Meeting.

      The Board of Directors recommends a vote FOR each proposal.
Voting Procedure

You may vote by mail.
      To vote by mail, please sign your Revised Proxy Card and return it in the enclosed, prepaid and addressed envelope prior to the Meeting. If you mark your voting instructions on the Revised Proxy Card, your shares will be voted as you instruct.

You may vote in person at the Meeting.
      We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Meeting. Holding shares in “street name” means your shares in the capital of the Company are held in an account by your stockbroker, bank, or other nominee, and the share certificates and record ownership are not in your name. If your shares are held in “street name” and you wish to attend the Annual General Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual General Meeting.

You may change your mind after you have returned your proxy.
      If you change your mind after you return your proxy, you may revoke your proxy before the Meeting or later in the discretion of the Chairman of the Meeting. You may do this by:

•	submitting a notice of revocation,

•	signing another proxy with a later date, or

•	voting in person at the Annual General Meeting.
Please sign and return the Revised Proxy Card. If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy which you have submitted. Any previous proxy card which you return (other than the Revised Proxy Card) will not be in effect, will not be counted for the purpose of quorum and will not be voted at the Annual General Meeting.
Publication of Voting Results
      We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the quarterly period ending June 30, 2006, which we will file with the SEC. You can obtain a copy of our quarterly report on Form 10-Q by contacting our Investor Relations Department at +86-21-62895678 extension 6089, or visiting our corporate web site at www.corp.sina.com. You may also obtain a copy by contacting the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.
Proposals for 2007 Annual General Meeting
      We anticipate that our 2007 Annual General Meeting will be held in June 2007. To have your proposal included in our proxy statement for the 2007 Annual General Meeting, you must submit your proposal in writing by January 19, 2007 to Charles Chao, President and CEO, SINA Corporation, Room 1802, United Plaza, No. 1468 Nanjing West Road, Shanghai 200040, China.
      If you submit a proposal for the 2007 Annual General Meeting after April 1, 2007, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2007 Annual General Meeting of Shareholders will confer discretion on the management proxy holders to vote against your proposal.

      Each shareholder’s notice must contain the following information as to each matter the shareholder proposes to bring before the annual meeting: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s ordinary shares which are owned beneficially and of record by such shareholder and such beneficial owner.
      A copy of the full text of the provisions of the Company’s Amended and Restated Articles of Association dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
      We have nominated five candidates for election to the Board this year. Detailed information on our nominees and Herman Yu, our newly appointed Acting Chief Financial Officer, is provided below and in the section entitled “Additional Information Regarding Directors, Nominees and Executive Officers” in this Supplement. Detailed information on our other directors and executive officers, is provided in the section entitled “Management” that begins on page 9 of the Proxy Statement. Information on Yan Wang and Charles Chao reflects the recent management changes.
      Our Amended and Restated Articles of Association currently authorize a Board of not less than two directors and the classification of the Board into three classes serving staggered terms. At each annual general meeting, the terms of one class of directors will expire. The directors whose terms expire each year will be those who have been in office the longest since their last election. A director whose term is expiring will remain in office until the close of the meeting at which his or her term expires, and will be eligible for re-election at that meeting. Our Amended and Restated Articles of Association also provide that any newly appointed director shall hold office only until the next annual general meeting at which time such director shall be eligible for re-election by the shareholders. The Board of Directors of the Company has increased the size of the Board of Directors to ten members and the Board of Directors currently consists of ten directors.
      At the Annual General Meeting, the shareholders will elect a total of five directors, three Class I directors who were scheduled to retire this year, one director who was appointed to the Board in January 2006 and is now subject to election by the shareholders and another director who was appointed to the Board in May 2006 and is now subject to election by the shareholders. The Class I directors whose terms expire at the Annual General Meeting are Yongji Duan, Yan Wang and Xiaotao Chen. One of the two newly appointed directors who is subject to election by the shareholders is Charles Chao and, if elected, Charles Chao will be a Class I director. The other newly appointed director who is subject to election by the shareholders is Hurst Lin and, if elected, Hurst Lin will be a Class II director to fill a vacancy among Class II directors.
      Assuming that the size of our board remains between 7 and 10 members and that Hurst Lin is elected as a Class II director at this Annual General Meeting, the Class II directors whose terms expire at our 2007 Annual General Meeting are Hurst Lin, Ter Fung Tsao and Song-Yi Zhang, and the Class III directors whose terms expire at our 2008 Annual General Meeting are Pehong Chen, Lip-Bu Tan and Yichen Zhang.
      At the Annual General Meeting, the shareholders will elect a total of five directors, four of whom (including Charles Chao) shall be Class I directors and one of whom (Hurst Lin) shall be a Class II director. If elected, the Class I directors will serve until the 2009 Annual General Meeting, and the Class II director will serve until the 2007 Annual General Meeting. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual General Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with our Amended and Restated Articles of Association. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.
Required Vote
      Assuming a quorum is present, the election of each of the five nominees as directors will require the affirmative vote of a majority of shares cast in person or cast by proxy at the meeting. Unless marked otherwise where Charles Chao or Yan Wang is appointed as proxy, proxies received will be voted FOR the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, where Charles Chao and Yan Wang are appointed as proxy holders, they intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.
Nominees for the Board of Directors
      The name and certain information of each nominee is set forth below:

Name	Age	Position

Yongji Duan	59	Director (Class I Director)
Yan Wang	33	Director (Class I Director)
Xiaotao Chen	48	Director (Class I Director)
Charles Chao	40	Director (Class I Director)
Hurst Lin	41	Director (Class II Director)
      Yongji Duan has served as a director since August 1997 and is currently serving as our Chairman of the Board. Mr. Duan also served as a director for Rich Sight Investment Limited, one of our subsidiaries, from May 1993 through May 1999. Mr. Duan has served as a Director of Stone Group Corporation, a holding company, since February 1991 and is now the Chairman of Stone Group Corporation. Mr. Duan had also served as President and Chief Executive Officer of Stone Electronic Technology Limited, a diversified electronics and consumer products company, since 1990 until he began to serve as the Chairman of the Company in May 2002. Since September 2001, Mr. Duan has served as a director of Sun Media Group Holdings Limited, a holding company. Mr. Duan holds an M.S. in Aeronautics Materials from Beijing Aeronautic College and a B.S. from Qinghua University.
      Yan Wang has served as a director since May 2003 and is currently serving as our Vice Chairman of the Board. Mr. Wang served as our Chief Executive Officer from May 2003 to May 2006. Previously, he served as our President from June 2001 to May 2003, our General Manager of China Operations from September 1999 to May 2001 and as our Executive Deputy General Manager for Production and Business Development in China from April 1999 to August 1999. In April 1996, Mr. Wang founded the SRSnet.com division of Beijing Stone Rich Sight Limited (currently known as Beijing SINA Information Technology Co. Ltd.), one of our subsidiaries. From April 1996 to April 1999, Mr. Wang served as the head of our SRS Internet Group. Mr. Wang holds a B.A. in Law from the University of Paris.
      Xiaotao Chen has served as a director since April 2004. Since January 2006, Mr. Chen has been Chief Executive Officer and Director of China Cable Media Group. Mr. Chen has been the Executive Director of Sun Media Investment Holdings Limited since January 2005 and also served as its Chief Executive Officer since January 2005 to December 2005. Mr. Chen also served as Executive Director of Stone Group Holdings Limited, a Hong-Kong listed company, since May 2001 and its President from May 2001 to December 2004.

Prior to joining Stone Group Holdings Limited, he was the Vice President of Stone Group Corporation, a China company, since January 1998.
      Hurst Lin has served as a director since January 6, 2006. Mr. Lin co-founded and served as the Vice President of Business Development of Sinanet.com from May 1995 until we acquired it in March 1999. From March 1999 to April 2002, Mr. Lin served as our Vice President of Business Development. Mr. Lin served as our General Manager of U.S. Operations from September 1999 until February 2003 and Executive Vice President of Global Business Development from April 2002 to June 2003. He served as our Chief Operating Officer from June 2003 to July 2004 and from September 2005 to March 2006 and as our Co-Chief Operating Officer from July 2004 to September 2005. Mr. Lin holds an M.B.A. from Stanford University and a B.A. in Engineering from Dartmouth College.
      Charles Chao has served as a director and Chief Executive Officer since May 8, 2006. Mr. Chao has served as our President since September 2005 and as our Chief Financial Officer from February 2001 to May 2006. Mr. Chao served as our Co-Chief Operating Officer from July 2004 to September 2005. Mr. Chao served as our Executive Vice President from April 2002 to June 2003. From September 1999 to January 2001, Mr. Chao served as our Vice President, Finance. Prior to joining us, Mr. Chao served as an experienced audit manager at PricewaterhouseCoopers, LLP, an accounting firm. Mr. Chao holds a Master of Professional Accounting degree from University of Texas at Austin, an M.A. in Journalism from University of Oklahoma and a B.A. in Journalism from Fudan University in Shanghai, China.
Director Nomination
      Criteria for Board Membership. The Company does not have a nominating committee; however, beginning from the date of our 2004 Annual General Meeting of Shareholders, the members of the Board who are “independent” under the current rules of the Nasdaq Stock Market (Yongji Duan, Pehong Chen, Lip-Bu Tan, Ter Fung Tsao, Yichen Zhang, Xiaotao Chen, and Song-Yi Zhang) are responsible for selecting candidates for appointment or re-election to the Board. In making such selections, this group of independent members of the Board (the “Selection Body”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s audit committee meet the financial literacy, sophistication and independence requirements under the rules of the Nasdaq Stock Market. Nominees for director will be selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties. The Selection Body performs similar functions to a nominating committee and operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.corp.sina.com and which was attached to the Company’s 2005 Proxy Statement.
      Shareholder Nominees. The Selection Body will consider written proposals from shareholders for nominees for director, provided such proposals meet the requirements described herein and in our Amended and Restated Articles of Association. Any such nominations should be submitted to the Selection Body c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the shareholders making the nomination and the number of shares of the Company’s ordinary shares which are owned beneficially and of record by such shareholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Amended and Restated Articles of Association of the Company and in the section entitled, “Proposals for 2007 Annual General Meeting” in the Proxy Statement.
      Process for Identifying and Evaluating Nominees. The Selection Body believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Selection Body will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual general shareholder meetings, the Selection Body will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Selection Body deems appropriate, a third-party search firm. The Selection Body will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Selection Body. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Selection Body will evaluate which of the prospective candidates is qualified to serve as a director and whether it should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board or be presented for the approval of the shareholders, as appropriate.
      The Selection Body expects to use a similar process to evaluate nominees recommended by shareholders. However, to date, the Company has not received a shareholder proposal to nominate a director.
      Board Nominees for the 2006 Annual General Meeting. Each of the nominees listed in this Supplement are current directors standing for reelection by the shareholders, other than Charles Chao and Hurst Lin. In January 2006, Hurst Lin indicated his intention to resign from his position of Chief Operating Officer of the Company, the Selection Body recommended the election of Hurst Lin as a member of the Board of Directors and the Board of Directors unanimously elected Hurst Lin as a member of the Board of Directors. In May 2006, Charles Chao was appointed as the Chief Executive Officer of the Company, the Selection Body recommended the election of Charles Chao as a member of the Board of Directors and the Board of Directors unanimously elected Charles Chao as a member of the Board of Directors.
Recommendation of the Board
THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.
ADDITIONAL INFORMATION REGARDING DIRECTORS,
NOMINEES AND EXECUTIVE OFFICERS
YAN WANG
      As a non-employee director, Mr. Wang will be eligible for director compensation for non-employee directors as described in the Proxy Statement.
CHARLES CHAO
      Mr. Chao currently receives an annual base salary of $260,000. In addition to the base salary, Mr. Chao may earn cash-based incentive compensation based on the achievement of certain financial targets. The Board of Directors of the Company has not yet determined a new compensation package for Mr. Chao as the Company’s Chief Executive Officer. Mr. Chao will continue to be eligible to participate in the Company’s 1999 Stock Plan.
      Effective as of May 8, 2006, the Board appointed Herman Yu, who was the Company’s Vice President and Corporate Controller, as Acting Chief Financial Officer. The Board of Directors of the Company has formed a committee to search for a permanent Chief Financial Officer of the Company. Mr. Chao is a member of this committee.

HERMAN YU
      Mr. Yu, 35, has served as the Company’s Vice President and Corporate Controller since September 2004. Prior to joining SINA, Mr. Yu worked at Adobe Systems, Inc. a business and mobile software and services company, as the Corporate Marketing Controller from June 2001 to September 2004 and as the Chief Auditor from January 1999 to May 2001. Mr. Yu also held various finance and accounting management positions at Cadence Design Systems, Inc., an electronic design automation technologies and engineering services company, and VeriFone, Inc., a point-of-sale system solutions company. Mr. Yu began his career with Arthur Andersen and is a California Certified Public Accountant. Mr. Yu holds a Masters of Accountancy from the University of Southern California and a Bachelor of Arts in Economics from the University of California. He is a member of the American Institute of Certified Public Accountants (AICPA) and Financial Executive Institute (FEI).
ORDINARY SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information that has been provided to the Company with respect to the beneficial ownership of our ordinary shares as of May 10, 2006 by:

•	each shareholder known to us to own beneficially more than 5% of the ordinary shares;

•	each director;

•	each of our executive officers listed in the Summary Compensation Table (in the Proxy Statement); and

•	all of our current directors and executive officers as a group.
      Percentage of beneficial ownership is based on 53,529,937 ordinary shares outstanding as of May 10, 2006 together with options that are exercisable within 60 days of May 10, 2006 for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC.

		Percent of Ordinary
	Amount and Nature of	Shares Outstanding
Name and Address of Beneficial Owners	Beneficial Ownership (#)	(%)(1)

Shanda Interactive Entertainment Limited and its affiliated entities(2)	9,821,765	18.3
No. 1 Office Building, No. 690 Bibo Road Pudong New Area, Shanghai, China 201203
Bigfoot Ventures, Ltd. (Michael J.G. Gleissner as its sole shareholder)	4,750,000	8.9
Akara Building 24 De Castro Street Wickhams Cay I, Road Town, Tortola British Virgin Islands(3)
Yongji Duan and his affiliated entities(4)	2,532,274	4.7
Stone Electronic Technology Limited 27/ F, K. Wah Centre 191 Java Road, North Point Hong Kong
Lip-Bu Tan(5)	115,500	*
Walden International One California Street, 28th Floor San Francisco, CA 94111
Ter Fung Tsao(6)	122,500	*
c/o Helen Hsiao, 8F, Suite 801 136, Jean-Ai Road, SEC. 3 Taipei, Taiwan

		Percent of Ordinary
	Amount and Nature of	Shares Outstanding
Name and Address of Beneficial Owners	Beneficial Ownership (#)	(%)(1)

Hurst Lin(7)	422,031	*
Pehong Chen(8)	58,732	*
BroadVision, Inc. 585 Broadway Redwood City, CA 94063
Charles Chao(9)	189,361	*
Yan Wang(10)	252,333	*
Yichen Zhang(11)	52,500	*
CITIC
26/ F CITIC Tower
1 Tim Mei Avenue,
Central Hong Kong
Benjamin Tsiang(12)	245,010	*
Xiaotao Chen(13)	15,000	*
Song-Yi Zhang(14)	52,500	*
All current directors and executive officers as a group (12 persons)(15)	4,073,782	7.5

*	Less than one percent of the outstanding ordinary shares.

(1)	For each named person, the percentage ownership includes ordinary shares which the person has the right to acquire within 60 days after May 10, 2006. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. Beneficial ownership calculations for 5% shareholders are based solely on publicly-filed Schedule 13D’s or 13G’s, which 5% shareholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2005.

(2)	Beneficial ownership calculation is based solely on a review of a Schedule 13D filing made with the Securities and Exchange Commission on February 18, 2005.

(3)	Beneficial ownership calculation is based solely on a review of a Schedule 13G filing made with the Securities and Exchange Commission on May 1, 2006.

(4)	Includes 2,502,274 shares held by Sun Stone Media Group Limited (“SSMG”) for whom Mr. Duan serves as a director. Mr. Duan disclaims beneficial ownership of the shares in which he has no pecuniary interest. Also includes 30,000 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006. The address for SSMG is 11F/ A 1110, Hanwei Plaza, No. 7, Guanghua Road, Beijing, People’s Republic of China.

(5)	Includes 3,000 shares held by a trust for which Mr. Tan and his wife serve as trustees and 112,500 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(6)	Includes 82,500 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(7)	Includes 185,625 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(8)	Includes 13,732 shares held by a trust controlled by Mr. Chen and 45,000 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(9)	Includes 188,958 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(10)	Consists of 252,333 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(11)	Includes 45,000 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(12)	Includes 35,208 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(13)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(14)	Includes 52,500 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.

(15)	Includes 1,060,665 shares issuable upon exercise of options exercisable within 60 days of May 10, 2006.
      Except as otherwise indicated, the address of each person listed in the table is SINA Corporation, Room 1802, United Plaza, No. 1468 Nanjing West Road, Shanghai 200040, China, Attention: Corporate Secretary. The persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to community property laws where applicable.

      It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Charles Chao
President, Chief Executive Officer and Secretary
Shanghai, China
May 12, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SINA CORPORATION FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 23, 2006
THIS REVISED PROXY CARD WILL REVOKE AND REPLACE ANY PROXY YOU HAVE
PREVIOUSLY SUBMITTED FOR THE ANNUAL GENERAL MEETING
     The undersigned shareholder of SINA Corporation, a Cayman Islands company, (the “Company”) hereby acknowledges receipt of the Amended Notice of Annual General Meeting of Shareholders and the Proxy Statement Supplement, each dated May 12, 2006, and Proxy Statement, dated May 5, 2006, and hereby appoints Charles Chao and Yan Wang or either of them, OR __________________, (shareholder to fill in only if shareholder chooses a person other than Charles Chao or Yan Wang as proxy) proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual General Meeting of Shareholders of SINA Corporation to be held on Friday, June 23, 2006 at 10:30 a.m., local time, at the Grand Hyatt Hong Kong, 1 Harbour Road, Wanchai, Hong Kong and at any adjournment or postponement thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:
1.	ELECTION OF DIRECTORS:

___FOR all nominees listed below (except as indicated). ___WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

Yongji Duan Yan Wang Xiaotao Chen Charles Chao Hurst Lin
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS ZHONG TIAN CPAS LIMITED COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY:

__________ FOR __________ AGAINST __________ ABSTAIN
PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, WHERE CHARLES CHAO OR YAN WANG ARE THE PROXY HOLDERS, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS ZHONG TIAN CPAS LIMITED COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
Date:
Signature
Date:
Signature:
(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)